WITNET INTERNATIONAL INC.

                                    PRO-FORMA

                        CONSOLIDATED FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 2002

                                    UNAUDITED






                                    CONTENTS

Pro-forma Consolidated Balance Sheet                                          1

Pro-forma Consolidated Statement of Deficit                                   2

Pro-forma Consolidated Statement of Earnings                                  3

Notes to Pro-forma Consolidated Financial Statements                      4 - 5



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


                            WITNET INTERNATIONAL INC.

                      Pro-forma Consolidated Balance Sheet

                                  June 30, 2002
                                    Unaudited
                                                                                                Witnet   Witnet Co.,
                                         New Cinema                           Pro-       International     Ltd. Pro-
                                      Partners Inc.      Witnet Co.,         Forma                Inc.         Forma
                                            May 31,             Ltd.       Adjust-           Pro-Forma       Dec. 31,
                                               2002    June 30, 2002         ments  Note  June 30,2002         2001
---------------------------------------------------------------------------------------------------------------------

ASSETS
Current
    Cash and cash
         equivalents                  $      --      $    10,456       $      --          $   10,456          1,554
    Short-term financial
         instruments                         --          115,177              --             115,177           --
    Accounts receivable                      --           95,194              --              95,194         31,151
    Accounts receivable - other              --            8,242              --               8,242          8,131
    Short-term loans                         --           26,722              --              26,722           --
    Loans to shareholders and
         directors                           --           59,209              --              59,209         54,435
    Prepaid income tax                       --            8,044              --               8,044          9,214
    Inventories                              --            2,078              --               2,078           --
                                      -------------------------------------------------------------------------------

                                             --          325,122              --             325,122        104,485

Investment Securities                        --            1,989              --               1,989          1,828
Guarantee Deposits                           --           25,038              --              25,038         22,920
Tangible Assets                              --           59,255              --              59,255         63,837
Intangible Assets                         938,200          1,471         1,865,761(1)      2,805,432      2,865,761
                                     -------------------------------------------------------------------------------

                                      $   938,200    $   412,875       $ 1,865,761        $ 3,216,836   $ 3,058,831


LIABILITIES
Current
    Short term borrowing -
         affiliated companies         $      --      $   575,468       $      --         $   575,468    $   108,870
    Short term borrowing from
         directors                         74,351            291              --              74,642         67,426
    Accounts payable                      118,975         54,058              --             173,033        177,158
    Advance-related parties                  --           66,566              --              66,566         38,200
    Bank indebtedness                        --             --                --                --              372
                                     -------------------------------------------------------------------------------

                                          193,326        696,383              --             889,709        392,026
Accrued Severance Indemnities                --           42,475              --              42,475         34,077
Loan Payable                              150,000           --                --             150,000        150,000
                                     -------------------------------------------------------------------------------

                                          343,326        738,858              --           1,082,184        576,103
                                     -------------------------------------------------------------------------------
SHAREHOLDERS' DEFICIENCY
    Capital Stock                          31,175        528,932           (31,175)(1)       528,932      3,004,285
                                             --             --           2,518,000         2,518,000           --
    Capital Surplus                     3,755,535      1,701,473        (3,755,535)(1)     1,701,473      1,564,290
    Accumulated other comprehensive
    income (loss)                            --          (18,690)             --             (18,690)        15,148
    Accumulated Deficit                (3,191,836)    (2,537,698)        3,134,471 (1).   (2,595,063)
                                     -------------------------------------------------------------------------------

                                          594,874       (325,983)        1,865,761         2,134,652      2,482,728
                                     -------------------------------------------------------------------------------

                                      $   938,200    $   412,875       $ 1,865,761     $   3,216,836    $ 3,058,831
                                     ===============================================================================

APPROVED ON BEHALF OF THE BOARD

 ----------------------------------           ----------------------------------
             Director                                     Director



                                       1
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


                            WITNET INTERNATIONAL INC.

                   Pro-Forma Consolidated Statement of Deficit

                         Six Months Ended June 30, 2002




                                                                                                Witnet  Witnet Co.,
                                         New Cinema                           Pro-       International    Ltd. Pro-
                                      Partners Inc.      Witnet Co.,         Forma                Inc.        Forma
                                            May 30,             Ltd.       Adjust-           Pro-Forma     Dec. 31,
                                               2002    June 30, 2002         ments  Note  June 30,2002         2001
                                       ------------------------------------------------------------------------------
Accumulated Deficit -
     beginning of period               $ (3,134,471)   $ (2,268,768)   $  3,134,471       $ (2,268,768)  $ (1,121,446)

     Net loss                               (57,365)       (268,930)           --             (326,295)      (979,549)
                                       ------------------------------------------------------------------------------


Accumulated Deficit -
     end of period                     $ (3,191,836)   $ (2,537,698)   $  3,134,471       $ (2,595,063)  $ (2,100,995)
                                       ==============================================================================

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                                       2
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


                            WITNET INTERNATIONAL INC.

                  Pro-Forma Consolidated Statement of Earnings

                            Year Ended June 30, 2002



                                            New Cinema                                             Witnet  Witnet Co.,
                                         Partners Inc.      Witnet Co.,                     International    Ltd. Pro-
                                              3 months             Ltd.          Pro-           Inc. Pro-        Forma
                                                 ended       Six months         Forma           Forma Six   Year ended
                                               May 30,           ended        Adjust-        months ended         Dec.
                                                  2002    June 30, 2002         ments  Note  June 30,2002     31, 2001
----------------------------------------------------------------------------------------------------------------------
Revenue
    Merchandise                              $      --      $    65,695    $      --        $    65,695    $ 1,463,536
    Service fees                                    --          237,137           --            237,137        135,773
    Interest income                                 --            3,908           --              3,908         37,646
    Rental income                                   --             --             --               --            6,957
    Other income                                    --              843           --                843          1,088
    Gain on disposition of tangible assets          --             --             --               --              383


                                                    --          307,583           --            307,583      1,645,383
Expenses
    Cost of merchandise                             --           41,803           --             41,803      1,385,936
    Interest                                        --           19,557           --             19,557         34,387
    Impairment losses of investment
         securities                                 --             --             --               --           75,743
    Loss on disposition of tangible
         assets                                     --             --             --               --            4,877
    Impairment loss on tangible assets              --             --             --               --           30,640
    Salaries                                        --          286,263           --            286,263        375,921
    Provision for severance indemnities             --           17,643           --             17,643         38,137
    Employee benefits                               --           45,705           --             45,705         59,159
    Travel and entertainment                        --           30,044           --             30,044         47,166
    Communications                                  --           16,355           --             16,355         13,977
    Rent                                            --           33,270           --             33,270         91,913
    Insurance                                       --            3,275           --              3,275          3,789
    Auto                                            --            3,480           --              3,480          8,237
    Training                                        --            2,228           --              2,228         14,579
    Printing                                        --            3,629           --              3,629          6,508
    Fees and charges                                --           31,693           --             31,693        185,506
    Research and development                        --           16,352           --             16,352         59,266
    Outsourcing expenses                            --            3,885           --              3,885         60,542
    Selling, general and administrative           57,365          7,989           --             65,354         62,005
    Amortization                                    --           13,342           --             13,342         66,644


                                                  57,365        576,513           --            633,878      2,624,932



Net Loss                                     $   (57,365)   $  (268,930)   $      --        $  (326,295)   $  (979,549)


                                       3

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                            WITNET INTERNATIONAL INC.
                            -------------------------

              Notes to Pro-Forma Consolidated Financial Statements

                                  June 30, 2002



1.    Basis of Presentation:

       These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

       a) The reverse takeover at June 28, 2002 whereby New Cinema Partners Inc. ("NCPP"), (the legal parent), issued 55,000,000 common shares in return for all outstanding common shares of Witnet Co. Ltd ("Witnet"), (the acquirer for accounting purposes). As a result of this transaction, the former shareholders of Witnet received approximately 63% ownership of NCPP. After the transaction, NCPP has 96,175,021 common shares issued and outstanding.

       b)      Prior to the acquisition, NCPP issued 10,000,000 common shares to
               Travellers   International   Inc.   ("Travellers").   In   return
               Travellers assigned to NCPP its right to acquire Witnet.

       c) Witnet maintains its books and records in Korean won. Balance sheet accounts are translated using closing exchange rates in effect at the balance sheet date and income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Korean won could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the translation are included in the accumulated other comprehensive income (loss) in

       d) Subsequent to the reverse takeover NCPP changed its name to Witnet International Inc.



       The pro-forma consolidated financial statements are based on the balance sheets of the following:

            a)    NCPP as at May  30,2002  (unaudited)  and  February  28,  2002
                  (audited).

            b) Witnet as at June 30, 2002 (unaudited) and December 31, 2001 (audited).

       The pro-forma consolidated financial statements include the statement of earnings for the following:

            a)    NCPP for the three months ended May 30, 2002 (unaudited).

            b) Witnet for the six months ended June 30, 2002 (unaudited) and for the year ended December 31, 2001 (audited).

       The pro-forma consolidated balance sheet as at June 30, 2002 and December 31, 2001 gives effect to the transactions as at June 28, 2002 and the pro-forma statement of earnings for the six months ended June 30, 2002 and year ended December 31, 2001 gives effect to the transactions as if they had taken place at the beginning of each period. From May 31, 2002 to the date of the reverse takeover NCPP was inactive and only the operations of Witnet remains and are reported on a pro forma basis.

       The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

                            WITNET INTERNATIONAL INC.
                            -------------------------

              Notes to Pro-Forma Consolidated Financial Statements

                                  June 30, 2002


2.    Pro-Forma Adjustments:


1)    To record the consolidation of NCPP with Witnet including:

      a) Recognize goodwill of $1,865,761 representing the fair value of the common shares of NCPP (the accounting subsidiary) immediately prior to acquisition in excess of the net assets of NCPP. In calculating goodwill, the 31,475,021 outstanding NCPP common shares prior to acquisition were valued at $0.08 per share and there were $652,239 of net assets of the NCPP, which resulted in goodwill of $1,865,761.

      b) To eliminate the pre-acquisition shareholders' equity of the NCPP at December 31, 2001.


2)    To record the estimated acquisition costs.


                                       5